EXHIBIT 99.7

                                                 MONTHLY OPERATING REPORT

------------------------------------
CASE  NAME: LONGHORN SOLUTIONS, INC.             ACCRUAL BASIS
------------------------------------
CASE  NUMBER: 00-42147-BJH-11                    02/13/95, RWD, 2/96
------------------------------------
JUDGE: BARBARA J. HOUSER
------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: MAY 31, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE  PARTY:

/s/ DREW KEITH                                                   CFO
---------------------------------------              ---------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                         TITLE

Drew Keith                                                      7/3/00
---------------------------------------              ---------------------------
PRINTED NAME OF RESPONSIBLE PARTY                                DATE

PREPARER:

/s/ JESSICA L. WILSON                                    Corporate Controller
---------------------------------------              ---------------------------
ORIGINAL SIGNATURE OF PREPARER                                   TITLE

Jessica L. Wilson                                                7/3/00
---------------------------------------              ---------------------------
PRINTED NAME OF PREPARER                                          DATE

                                                 MONTHLY OPERATING REPORT
-----------------------------------
CASE NAME: LONGHORN SOLUTIONS, INC.              ACCRUAL BASIS-1
-----------------------------------
CASE NUMBER: 00-42147-BJH-11                     02/13/95, RWD, 2/96
-----------------------------------

COMPARATIVE  BALANCE  SHEET
---------------------------------------------------------------------------------------------------------------
                                            SCHEDULE             MONTH              MONTH              MONTH
                                                          -----------------------------------------------------
ASSETS                                       AMOUNT              MAY-00
---------------------------------------------------------------------------------------------------------------
1.  UNRESTRICTED  CASH                          $3,646            $14,530
---------------------------------------------------------------------------------------------------------------
2.  RESTRICTED  CASH
---------------------------------------------------------------------------------------------------------------
3.  TOTAL  CASH                                 $3,646            $14,530                 $0                $0
---------------------------------------------------------------------------------------------------------------
4.  ACCOUNTS  RECEIVABLE  (NET)                $76,002            $31,097
---------------------------------------------------------------------------------------------------------------
5.  INVENTORY                                                        $106
---------------------------------------------------------------------------------------------------------------
6.  NOTES  RECEIVABLE                                                  $0
---------------------------------------------------------------------------------------------------------------
7.  PREPAID  EXPENSES                                                  $0
---------------------------------------------------------------------------------------------------------------
8.  OTHER  (ATTACH  LIST)                     $375,137           $448,851
---------------------------------------------------------------------------------------------------------------
9.  TOTAL  CURRENT  ASSETS                    $454,785           $494,584                 $0                $0
---------------------------------------------------------------------------------------------------------------
10. PROPERTY,  PLANT  &  EQUIPMENT            $120,412           $162,895
---------------------------------------------------------------------------------------------------------------
11. LESS:  ACCUMULATED
    DEPRECIATION / DEPLETION                                      $46,541
---------------------------------------------------------------------------------------------------------------
12. NET  PROPERTY,  PLANT  &
    EQUIPMENT                                 $120,412           $116,354                 $0                $0
---------------------------------------------------------------------------------------------------------------
13. DUE FROM INSIDERS
---------------------------------------------------------------------------------------------------------------
14. OTHER  ASSETS  -  NET  OF
    AMORTIZATION  (ATTACH  LIST)            $2,892,844         $2,864,553
---------------------------------------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)                                                $0
---------------------------------------------------------------------------------------------------------------
16. TOTAL ASSETS                            $3,468,041         $3,475,491                 $0                $0
---------------------------------------------------------------------------------------------------------------
POSTPETITION  LIABILITIES
------------------------------------------------------------------------------------------------------------------
17. ACCOUNTS  PAYABLE                                                $870
---------------------------------------------------------------------------------------------------------------
18. TAXES  PAYABLE                                                 $4,770
---------------------------------------------------------------------------------------------------------------
19. NOTES  PAYABLE                                                     $0
---------------------------------------------------------------------------------------------------------------
20. PROFESSIONAL  FEES                                                 $0
---------------------------------------------------------------------------------------------------------------
21. SECURED  DEBT                                                      $0
---------------------------------------------------------------------------------------------------------------
22. OTHER  (ATTACH  LIST)                                              $0
---------------------------------------------------------------------------------------------------------------
23. TOTAL  POSTPETITION
    LIABILITIES                                                    $5,640                 $0                $0
---------------------------------------------------------------------------------------------------------------
PREPETITION  LIABILITIES
---------------------------------------------------------------------------------------------------------------
24. SECURED  DEBT                                                      $0
---------------------------------------------------------------------------------------------------------------
25. PRIORITY  DEBT                             $73,455                 $0
---------------------------------------------------------------------------------------------------------------
26. UNSECURED  DEBT                            $68,502            $62,673
---------------------------------------------------------------------------------------------------------------
27. OTHER (ATTACH LIST)                                        $1,243,717
---------------------------------------------------------------------------------------------------------------
28. TOTAL  PREPETITION  LIABILITIES           $141,957         $1,306,390                 $0                $0
---------------------------------------------------------------------------------------------------------------
29. TOTAL LIABILITIES                         $141,957         $1,312,030                 $0                $0
---------------------------------------------------------------------------------------------------------------
EQUITY
---------------------------------------------------------------------------------------------------------------
30. PREPETITION  OWNERS'  EQUITY                               $2,194,261
---------------------------------------------------------------------------------------------------------------
31. POSTPETITION  CUMULATIVE
    PROFIT  OR  (LOSS)                                           ($30,800)
---------------------------------------------------------------------------------------------------------------
32. DIRECT  CHARGES  TO  EQUITY
    (ATTACH  EXPLANATION)
---------------------------------------------------------------------------------------------------------------
33. TOTAL  EQUITY                                   $0         $2,163,461                 $0                $0
---------------------------------------------------------------------------------------------------------------
34. TOTAL  LIABILITIES  &
    OWNERS'  EQUITY                           $141,957         $3,475,491                 $0                $0
---------------------------------------------------------------------------------------------------------------

                                                 MONTHLY OPERATING REPORT
------------------------------------
CASE  NAME: LONGHORN SOLUTIONS, INC.             ACCRUAL BASIS-2
------------------------------------
CASE  NUMBER: 00-42147-BJH-11                    02/13/95, RWD, 2/96
------------------------------------

INCOME STATEMENT
------------------------------------------------------------------------------------------------------
                                             MONTH          MONTH           MONTH         QUARTER
                                         ----------------------------------------------
REVENUES                                     MAY-00                                        TOTAL
------------------------------------------------------------------------------------------------------
1.    GROSS  REVENUES                            $5,174                                        $5,174
------------------------------------------------------------------------------------------------------
2.    LESS:  RETURNS & DISCOUNTS                     $0                                            $0
------------------------------------------------------------------------------------------------------
3.    NET  REVENUE                               $5,174             $0              $0         $5,174
------------------------------------------------------------------------------------------------------
COST  OF  GOODS  SOLD
------------------------------------------------------------------------------------------------------
4.    MATERIAL                                       $0                                            $0
------------------------------------------------------------------------------------------------------
5.    DIRECT  LABOR                                  $0                                            $0
------------------------------------------------------------------------------------------------------
6.    DIRECT  OVERHEAD                               $0                                            $0
------------------------------------------------------------------------------------------------------
7.    TOTAL  COST  OF  GOODS  SOLD                   $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
8.    GROSS  PROFIT                              $5,174             $0              $0         $5,174
------------------------------------------------------------------------------------------------------
OPERATING  EXPENSES
------------------------------------------------------------------------------------------------------
9.    OFFICER / INSIDER  COMPENSATION           $12,500                                       $12,500
------------------------------------------------------------------------------------------------------
10.   SELLING  &  MARKETING                          $0                                            $0
------------------------------------------------------------------------------------------------------
11.   GENERAL & ADMINISTRATIVE                 ($20,550)                                     ($20,550)
------------------------------------------------------------------------------------------------------
12.   RENT  &  LEASE                            $11,675                                       $11,675
------------------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                            $0                                            $0
------------------------------------------------------------------------------------------------------
14.   TOTAL  OPERATING  EXPENSES                 $3,625             $0              $0         $3,625
------------------------------------------------------------------------------------------------------
15.   INCOME  BEFORE  NON-OPERATING
      INCOME & EXPENSE                           $1,549             $0              $0         $1,549
------------------------------------------------------------------------------------------------------
OTHER  INCOME  &  EXPENSES
------------------------------------------------------------------------------------------------------
16.   NON-OPERATING INCOME (ATT.  LIST)              $0                                            $0
------------------------------------------------------------------------------------------------------
17.   NON-OPERATING EXPENSE (ATT.  LIST)             $0                                            $0
------------------------------------------------------------------------------------------------------
18.   INTEREST  EXPENSE                              $0                                            $0
------------------------------------------------------------------------------------------------------
19.   DEPRECIATION / DEPLETION                   $4,058                                        $4,058
------------------------------------------------------------------------------------------------------
20.   AMORTIZATION                              $28,291                                       $28,291
------------------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                            $0                                            $0
------------------------------------------------------------------------------------------------------
22.   NET  OTHER INCOME & EXPENSES              $32,349             $0              $0        $32,349
------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
------------------------------------------------------------------------------------------------------
23.   PROFESSIONAL  FEES                             $0                                            $0
------------------------------------------------------------------------------------------------------
24.   U.S.  TRUSTEE  FEES                            $0                                            $0
------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                            $0                                            $0
------------------------------------------------------------------------------------------------------
26.   TOTAL  REORGANIZATION  EXPENSES                $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
27.   INCOME  TAX                                    $0                                            $0
------------------------------------------------------------------------------------------------------
28.   NET  PROFIT  (LOSS)                      ($30,800)            $0              $0       ($30,800)
------------------------------------------------------------------------------------------------------

                                                 MONTHLY OPERATING REPORT
------------------------------------
CASE  NAME: LONGHORN SOLUTIONS, INC.             ACCRUAL BASIS-3
------------------------------------
CASE  NUMBER: 00-42147-BJH-11                    02/13/95, RWD, 2/96
------------------------------------

----------------------------------------------------------------------------------------------------------
CASH  RECEIPTS  AND                            MONTH            MONTH           MONTH           QUARTER
                                        --------------------------------------------------
DISBURSEMENTS                                  MAY-00                                            TOTAL
----------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING  OF  MONTH                   $812                                             $812
----------------------------------------------------------------------------------------------------------
RECEIPTS  FROM  OPERATIONS
----------------------------------------------------------------------------------------------------------
2.    CASH  SALES                                     $0                                               $0
----------------------------------------------------------------------------------------------------------
COLLECTION  OF  ACCOUNTS  RECEIVABLE
----------------------------------------------------------------------------------------------------------
3.    PREPETITION                                $34,708                                          $34,708
----------------------------------------------------------------------------------------------------------
4.    POSTPETITION                                    $0                                               $0
----------------------------------------------------------------------------------------------------------
5.    TOTAL  OPERATING  RECEIPTS                 $34,708              $0               $0         $34,708
----------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
----------------------------------------------------------------------------------------------------------
6.    LOANS  &  ADVANCES  (ATTACH  LIST)              $0                                               $0
----------------------------------------------------------------------------------------------------------
7.    SALE  OF  ASSETS                                $0                                               $0
----------------------------------------------------------------------------------------------------------
8.    OTHER  (ATTACH  LIST)                       $6,637                                           $6,637
----------------------------------------------------------------------------------------------------------
9.    TOTAL  NON-OPERATING  RECEIPTS              $6,637              $0               $0          $6,637
----------------------------------------------------------------------------------------------------------
10.   TOTAL  RECEIPTS                            $41,345              $0               $0         $41,345
----------------------------------------------------------------------------------------------------------
11.   TOTAL  CASH  AVAILABLE                     $42,157              $0               $0         $42,157
----------------------------------------------------------------------------------------------------------
OPERATING  DISBURSEMENTS
----------------------------------------------------------------------------------------------------------
12.   NET  PAYROLL                                    $0                                               $0
----------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                              $0                                               $0
----------------------------------------------------------------------------------------------------------
14.   SALES,  USE  &  OTHER  TAXES  PAID              $0                                               $0
----------------------------------------------------------------------------------------------------------
15.   SECURED / RENTAL / LEASES                  $11,709                                          $11,709
----------------------------------------------------------------------------------------------------------
16.   UTILITIES                                   $2,475                                           $2,475
----------------------------------------------------------------------------------------------------------
17.   INSURANCE                                       $0                                               $0
----------------------------------------------------------------------------------------------------------
18.   INVENTORY  PURCHASES                            $0                                               $0
----------------------------------------------------------------------------------------------------------
19.   VEHICLE  EXPENSES                               $0                                               $0
----------------------------------------------------------------------------------------------------------
20.   TRAVEL                                      $2,913                                           $2,913
----------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                                   $0                                               $0
----------------------------------------------------------------------------------------------------------
22.   REPAIRS  &  MAINTENANCE                         $0                                               $0
----------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                      $405                                             $405
----------------------------------------------------------------------------------------------------------
24.   ADVERTISING                                     $0                                               $0
----------------------------------------------------------------------------------------------------------
25.   OTHER  (ATTACH  LIST)                      $10,126                                          $10,126
----------------------------------------------------------------------------------------------------------
26.   TOTAL  OPERATING  DISBURSEMENTS            $27,628              $0               $0         $27,628
----------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
----------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL  FEES                              $0                                               $0
----------------------------------------------------------------------------------------------------------
28.   U.S.  TRUSTEE  FEES                             $0                                               $0
----------------------------------------------------------------------------------------------------------
29.   OTHER  (ATTACH  LIST)                           $0                                               $0
----------------------------------------------------------------------------------------------------------
30.   TOTAL  REORGANIZATION  EXPENSES                 $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
31.   TOTAL  DISBURSEMENTS                       $27,628              $0               $0         $27,628
----------------------------------------------------------------------------------------------------------
32.   NET  CASH  FLOW                            $13,717              $0               $0         $13,717
----------------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                        $14,529              $0               $0         $14,529
----------------------------------------------------------------------------------------------------------

                                                 MONTHLY OPERATING REPORT

------------------------------------
CASE  NAME: LONGHORN SOLUTIONS, INC.             ACCRUAL BASIS-4
------------------------------------
CASE  NUMBER: 00-42147-BJH-11                    02/13/95, RWD, 2/96
------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                    SCHEDULE          MONTH           MONTH            MONTH
                                                                 -------------------------------------------------
ACCOUNTS  RECEIVABLE  AGING                          AMOUNT               MAY-00
------------------------------------------------------------------------------------------------------------------
1.     0-30                                                               $6,382
------------------------------------------------------------------------------------------------------------------
2.     31-60                                                             $12,715
------------------------------------------------------------------------------------------------------------------
3.     61-90                                                              $9,698
------------------------------------------------------------------------------------------------------------------
4.     91+                                                                $3,880
------------------------------------------------------------------------------------------------------------------
5.     TOTAL  ACCOUNTS  RECEIVABLE                            $0         $32,675               $0              $0
------------------------------------------------------------------------------------------------------------------
6.     AMOUNT  CONSIDERED  UNCOLLECTIBLE                                  $1,581
------------------------------------------------------------------------------------------------------------------
7.     ACCOUNTS  RECEIVABLE  (NET)                            $0         $31,094               $0              $0
------------------------------------------------------------------------------------------------------------------

AGING  OF  POSTPETITION  TAXES  AND  PAYABLES                             MONTH:           May-00

------------------------------------------------------------------------------------------------------------------
                                     0-30            31-60            61-90            91+
TAXES  PAYABLE                       DAYS             DAYS            DAYS             DAYS            TOTAL
------------------------------------------------------------------------------------------------------------------
1.     FEDERAL                               $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
2.     STATE                             $4,770               $0              $0               $0          $4,770
------------------------------------------------------------------------------------------------------------------
3.     LOCAL                                 $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
4.     OTHER (ATTACH LIST)                   $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
5.     TOTAL  TAXES  PAYABLE             $4,770               $0              $0               $0          $4,770
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
6.     ACCOUNTS  PAYABLE                   $824              $46              $0               $0            $870
------------------------------------------------------------------------------------------------------------------

STATUS  OF  POSTPETITION  TAXES                                           MONTH:           May-00

------------------------------------------------------------------------------------------------------------------
                                                   BEGINNING         AMOUNT                           ENDING
                                                      TAX         WITHHELD AND/       AMOUNT            TAX
FEDERAL                                            LIABILITY*      OR ACCRUED          PAID          LIABILITY
------------------------------------------------------------------------------------------------------------------
1.     WITHHOLDING**                                          $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
2.     FICA-EMPLOYEE**                                        $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
3.     FICA-EMPLOYER**                                        $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
4.     UNEMPLOYMENT                                           $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
5.     INCOME                                                 $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
6.     OTHER (ATTACH LIST)                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
7.     TOTAL  FEDERAL  TAXES                                  $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
STATE  AND  LOCAL
------------------------------------------------------------------------------------------------------------------
8.     WITHHOLDING                                            $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
9.     SALES                                               ($512)         $5,282               $0          $4,770
------------------------------------------------------------------------------------------------------------------
10.    EXCISE                                                 $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
11.    UNEMPLOYMENT                                           $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
12.    REAL  PROPERTY                                         $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
13.    PERSONAL  PROPERTY                                     $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
14.    OTHER (ATTACH LIST)                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
15.    TOTAL  STATE  &  LOCAL                              ($512)         $5,282               $0          $4,770
------------------------------------------------------------------------------------------------------------------
16.    TOTAL  TAXES                                        ($512)         $5,282               $0          $4,770
------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                 MONTHLY OPERATING REPORT
------------------------------------
CASE  NAME: LONGHORN SOLUTIONS, INC.             ACCRUAL BASIS-5
------------------------------------
CASE  NUMBER: 00-42147-BJH-11                    02/13/95, RWD, 2/96
------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                     MONTH:            May-00
BANK  RECONCILIATIONS
                                                ACCOUNT #1       ACCOUNT #2       ACCOUNT #3
---------------------------------------------------------------------------------------------------------------
A.     BANK:                                       Bank One      Mid-Cities
-------------------------------------------------------------------------------------------------
B.     ACCOUNT  NUMBER:                          1586267807         4235800                            TOTAL
---------------------------------------------------------------------------------------------------------------
C.     PURPOSE  (TYPE):                           Operating         Operating - Closed 5/00
---------------------------------------------------------------------------------------------------------------
1.     BALANCE  PER  BANK  STATEMENT                $20,198                $0                          $20,198
---------------------------------------------------------------------------------------------------------------
2.     ADD:  TOTAL  DEPOSITS  NOT  CREDITED              $0                $0                               $0
---------------------------------------------------------------------------------------------------------------
3.     SUBTRACT:  OUTSTANDING  CHECKS                $6,481                $0                           $6,481
---------------------------------------------------------------------------------------------------------------
4.     OTHER  RECONCILING  ITEMS                         $0                $0                               $0
---------------------------------------------------------------------------------------------------------------
5.     MONTH  END  BALANCE  PER  BOOKS              $13,718                $0               $0         $13,718
---------------------------------------------------------------------------------------------------------------
6.     NUMBER  OF  LAST  CHECK  WRITTEN          5925        account closed
---------------------------------------------------------------------------------------------------------------

INVESTMENT ACCOUNTS
---------------------------------------------------------------------------------------------------------------
                                                DATE OF          TYPE OF          PURCHASE         CURRENT
BANK,  ACCOUNT  NAME  &  NUMBER                PURCHASE        INSTRUMENT          PRICE            VALUE
---------------------------------------------------------------------------------------------------------------
7.     N/A
---------------------------------------------------------------------------------------------------------------
8.     N/A
---------------------------------------------------------------------------------------------------------------
9.     N/A
---------------------------------------------------------------------------------------------------------------
10.    N/A
---------------------------------------------------------------------------------------------------------------
11.    TOTAL  INVESTMENTS                                                                   $0              $0
---------------------------------------------------------------------------------------------------------------

CASH
---------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND                                                                                   $812
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
13.    TOTAL  CASH  -  END  OF MONTH                                                                   $14,530
---------------------------------------------------------------------------------------------------------------

                                                 MONTHLY OPERATING REPORT

------------------------------------
CASE  NAME: LONGHORN SOLUTIONS, INC.             ACCRUAL BASIS-6
------------------------------------
CASE  NUMBER: 00-42147-BJH-11                    02/13/95, RWD, 2/96
------------------------------------
                                                 MONTH: MAY-00

--------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------
                             INSIDERS
--------------------------------------------------------------------
                           TYPE OF         AMOUNT       TOTAL PAID
              NAME         PAYMENT          PAID         TO DATE
--------------------------------------------------------------------
1.   Mary Phillips          Salary         $12,500       $12,500
--------------------------------------------------------------------
2.
--------------------------------------------------------------------
3.
--------------------------------------------------------------------
4.
--------------------------------------------------------------------
5.
--------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                              $12,500       $12,500
--------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                         PROFESSIONALS
------------------------------------------------------------------------------------------------
                        DATE OF COURT                                                 TOTAL
                       ORDER AUTHORIZING   AMOUNT        AMOUNT      TOTAL PAID     INCURRED
         NAME               PAYMENT        APPROVED       PAID        TO DATE       & UNPAID*
------------------------------------------------------------------------------------------------
1.   N/A
------------------------------------------------------------------------------------------------
2.   N/A
------------------------------------------------------------------------------------------------
3.   N/A
------------------------------------------------------------------------------------------------
4.   N/A
------------------------------------------------------------------------------------------------
5.   N/A
------------------------------------------------------------------------------------------------
6.   TOTAL  PAYMENTS
     TO  PROFESSIONALS                        $0           $0            $0            $0
------------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          SCHEDULED      AMOUNTS
                                           MONTHLY        PAID          TOTAL
                                          PAYMENTS       DURING        UNPAID
           NAME OF CREDITOR                  DUE          MONTH     POSTPETITION
--------------------------------------------------------------------------------
1.   N/A
--------------------------------------------------------------------------------
2.   N/A
--------------------------------------------------------------------------------
3.   N/A
--------------------------------------------------------------------------------
4.   N/A
--------------------------------------------------------------------------------
5.   N/A
--------------------------------------------------------------------------------
6.   TOTAL                                      $0            $0            $0
--------------------------------------------------------------------------------

                                                 MONTHLY OPERATING REPORT

------------------------------------
CASE  NAME: LONGHORN SOLUTIONS, INC.             ACCRUAL  BASIS-7
------------------------------------
CASE  NUMBER: 00-42147-BJH-11                    02/13/95, RWD, 2/96
------------------------------------

                                                 MONTH:      May-00

QUESTIONNAIRE
-------------------------------------------------------------------------------------------------------
                                                                                  YES          NO
-------------------------------------------------------------------------------------------------------
1.    HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE
      THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING  PERIOD?                              X
-------------------------------------------------------------------------------------------------------
2.    HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY  ACCOUNT
      OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?                                         X
-------------------------------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR
      LOANS) DUE  FROM RELATED PARTIES?                                                        X
-------------------------------------------------------------------------------------------------------
4.    HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION  LIABILITIES
      THIS REPORTING PERIOD?                                                                   X
-------------------------------------------------------------------------------------------------------
5.    HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY THE
      DEBTOR FROM ANY PARTY?                                                                   X
-------------------------------------------------------------------------------------------------------
6.    ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST  DUE?                                       X
-------------------------------------------------------------------------------------------------------
7.    ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME  TAXES
      PAST  DUE?                                                                               X
-------------------------------------------------------------------------------------------------------
8.    ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST  DUE?                                  X
-------------------------------------------------------------------------------------------------------
9.    ARE  ANY OTHER POSTPETITION  TAXES  PAST  DUE?                                           X
-------------------------------------------------------------------------------------------------------
10.   ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS
      DELINQUENT?                                                                              X
-------------------------------------------------------------------------------------------------------
11.   HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE
      REPORTING PERIOD?                                                                        X
-------------------------------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                          X
-------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INSURANCE
-------------------------------------------------------------------------------------------------------
                                                                                  YES          NO
-------------------------------------------------------------------------------------------------------
1.    ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
      NECESSARY INSURANCE COVERAGES IN EFFECT?                                     X
-------------------------------------------------------------------------------------------------------
2.    ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                                  X
-------------------------------------------------------------------------------------------------------
3.    PLEASE  ITEMIZE  POLICIES  BELOW.
-------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
----------------------------------------------------------------------------------------
      TYPE  OF                                                            PAYMENT AMOUNT
       POLICY                 CARRIER               PERIOD COVERED         & FREQUENCY
----------------------------------------------------------------------------------------
Property Insurance  CAN Transcontinental Ins. Co.  9/11/99 - 9/11/00  $1,603.00   Annual
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
See Kitty Hawk, Inc. Case #400-42141
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

                                                            FOOTNOTES SUPPLEMENT
------------------------------------
CASE  NAME: LONGHORN SOLUTIONS, INC.
------------------------------------
CASE  NUMBER: 00-42147-BJH-11                                ACCRUAL BASIS
------------------------------------

                                             MONTH:  May-00

--------------------------------------------------------------------------------
ACCRUAL BASIS      LINE
 FORM NUMBER      NUMBER                      FOOTNOTE/EXPLANATION
--------------------------------------------------------------------------------
       3           12          All payroll is paid out of Kitty Hawk Aircargo,
--------------------------------------------------------------------------------
                   13          Inc. (Case #400-42142) and allocated to the
--------------------------------------------------------------------------------
                               Company. Related payroll taxes are disbursed out
--------------------------------------------------------------------------------
                               of and reported at KH Aircargo.
--------------------------------------------------------------------------------
       6                       All Professional fees related to the
--------------------------------------------------------------------------------
                               Reorganization of the Company are disbursed out
--------------------------------------------------------------------------------
                               of Kitty Hawk, Inc. (Parent Company). Refer to
--------------------------------------------------------------------------------
                               Case # 400-42141
--------------------------------------------------------------------------------
       7                       All other insurance plans related to the Company
--------------------------------------------------------------------------------
                               are carried at Kitty Hawk, Inc. (Parent Company).
--------------------------------------------------------------------------------
                               Refer to Case # 400-42141.
--------------------------------------------------------------------------------

CASE NAME: LONGHORN SOLUTIONS, INC.

CASE NUMBER: 00-42147-BJH-11

DETAILS OF OTHER ITEMS


ACCRUAL BASIS-1


8.  OTHER (ATTACH LIST) ............................   $  448,851 Reported
                                                       ----------
        Intercompany Receivables ...................      409,293
        Deferred Taxes .............................       36,717
        Security Deposit ...........................        2,841
                                                       ----------
                                                          448,851 Detail
                                                       ----------
                                                                - Difference

14. OTHER ASSETS - NET OF
     AMORTIZATION (ATTACH LIST) ....................   $2,864,553 Reported
                                                       ----------
        Software knowledge .........................    3,397,989
        Accum Amortization .........................     (533,436)
                                                       ----------
                                                        2,864,553 Detail
                                                       ----------
                                                                - Difference

27. OTHER (ATTACH LIST) ............................   $1,243,717 Reported
                                                       ----------
        Accrued income taxes .......................      (71,204)
        Deffered Revenue ...........................       18,000
        Deferred income tax expense ................    1,296,921
                                                       ----------
                                                        1,243,717 Detail
                                                       ----------
                                                                - Difference

ACCRUAL BASIS-3

8.  OTHER (ATTACH LIST) ............................        6,637 Reported
        Transfer from Inc ..........................        3,774
        Transfer from Mid Cities ...................        2,863
                                                       ----------
                                                            6,637 Detail
                                                       ----------
                                                                - Difference

25. OTHER (ATTACH LIST) ............................   10,126 Reported
                                                       ----------
        Dues and Subscriptions .....................          705
        Fees .......................................           99
        Finance Charge .............................           19
        Hardware ...................................        7,951
        Internet ...................................          468
        Misc .......................................          365
        Outside service ............................          277
        PC Mileage .................................          164
        Postage & Delivery .........................           78
                                                       ----------
                                                           10,126 Detail
                                                       ----------
                                                                0 Difference